SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss.240.14a-11(C) or ss.240,14a-12

                            Wellco Enterprises, Inc.
                (Name of Registrant as Specified In Its Charter)


         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.
         1)      Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4) Date filed:

                            WELLCO ENTERPRISES, INC.
                               150 Westwood Circle
                                  P.O. Box 188
                        Waynesville, North Carolina 28786


                                October 17, 1997


                            NOTICE OF ANNUAL MEETING
                                       OF
                                  STOCKHOLDERS


The annual meeting of stockholders of Wellco Enterprises, Inc. will be held in the cafeteria of the Company's Waynesville, North Carolina, plant, located at 150 Westwood Circle, on Tuesday, November 18, 1997, at 3:00 P.M., EST, for the purpose of taking action on the following items, as more particularly described in the accompanying Proxy Statement:

         1.       The election of directors;
         2.       Approval of the 1997 Stock Option Plan for Key Employees;
         3.       Approval of the 1997 Stock Option Plan for Non-Employee
                  Directors; and

 such other matters as may properly come before the meeting.

Only stockholders of record at the close of business on October 17, 1997, will be entitled to vote at the meeting. This Notice and the accompanying Proxy Statement are being mailed to stockholders on approximately October 24, 1997.

                                              By Order of the Board of Directors

                                                     RICHARD A. WOOD, JR.
                                                     SECRETARY


               YOUR VOTE IS IMPORTANT. EVEN IF YOU DO NOT PLAN TO
                  ATTEND THE MEETING, PLEASE RETURN YOUR SIGNED
                                     PROXY!

Please complete and promptly return your Proxy in the postpaid envelope provided. This will not prevent you from voting in person at the meeting. It will, however, help to assure a quorum and avoid added proxy solicitation costs.

                            Wellco Enterprises, Inc.
                               150 Westwood Circle
                                  P.O. Box 188
                        Waynesville, North Carolina 28786

                                 PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Wellco Enterprises, Inc. (the "Company") for use at the 1997 Annual Stockholders Meeting of the Company, to be held on November 18, 1997, and at any adjournment thereof. The cost of solicitation will be borne by the Company. ChaseMellon Shareholder Services, the transfer agent for the Company, has been retained to assist in obtaining proxies, including proxies from brokerage houses and others with respect to shares registered in their names but beneficially owned by others, by such means as ChaseMellon deems appropriate, at a cost to the Company presently estimated at $3,100. Such brokerage houses and others will be reimbursed for their out-of-pocket expenses incurred. Proxies may also be solicited by some directors, officers or employees of the Company, in person or by mail, telephone or telefax, without extra compensation to them.

The shares represented by the proxies received will be voted at the meeting, or any adjournment thereof. On matters coming before the meeting as to which a choice has been specified by the stockholder by means of the ballot on the proxy, the shares represented will be voted accordingly. If no choice is so specified, the shares will be voted in favor of the matters set forth in the foregoing notice of meeting. Management does not know of any other matters which will be presented for action at the meeting, but the persons named in the accompanying proxy intend to vote or act with respect to any other proposal which may be presented for action, and matters incident to the conduct of the meeting, according to their judgment in light of conditions then prevailing except as to election of substitute nominees for director, as to which proxies will be voted for nominees designated as hereinafter stated. Executed proxies may be revoked by written revocation or later dated proxy delivered to the Secretary prior to or at the meeting. Also, stockholders who are present at the meeting may withdraw their proxies and vote in person if they so desire.

Stockholders of record at the close of business on October 17, 1997, will be entitled to vote at the meeting. On that date, there were outstanding 1,160,646 shares of the Company's common stock. Each stockholder is entitled to one vote for each share of stock on all matters to be presented at the meeting. A plurality vote of the shares represented at the meeting, in person or by proxy, is necessary for the election of each director. The affirmative vote of a majority of the holders of the outstanding shares of common stock of the Company is necessary for approval of the 1997 Stock Option Plan for Key Employees and the 1997 Stock Option Plan for Non-Employee Directors in order to qualify stock acquired under the Plan for certain favorable tax and securities law benefits to the holders of such stock. Cumulative voting is not available at the meeting.

 Mr. James T. Emerson, a Director of the Company, owns 49% of total shares outstanding (564,636 shares as of September 30, 1997). For further information concerning such matters see page 13 of this Proxy Statement.

Stockholders having questions concerning the matters to be considered at the meeting are invited to telephone the Company at (704) 456-3545, extension 102.

                               BOARD OF DIRECTORS

The Company's Board of Directors consists of nine directors divided into three classes with each class having three directors serving for a term of three years.

Your Board of Directors unanimously recommends the reelection of Messrs. Horace Auberry and Rolf Kaufman and the election of Claude S. Abernethy, Jr. as Class III Directors. All of said nominees have consented in writing to serve if elected.

The class, period of service as a director, age and principal occupation for at least the past five years of each nominee for director and each person whose term of office as a director will continue after the meeting are as follows:

NOMINEES FOR ELECTION:

Class III Directors  for Term Expiring  in 2000:

Horace Auberry has been a Director of the Company since 1964 and is 66 years of age. He is Chairman, Board of Directors and Chief Executive Officer of the Company (since October, 1996) and was Chairman of the Board of Directors from 1968 until October, 1996.

Rolf Kaufman has been a Director of the Company since 1962 and is 67 years of age. He was President of the Company from 1968 until October 1996. Upon his retirement from the position of President on September 30, 1996, Mr. Kaufman was elected by the Board of Directors to the position of Vice Chairman, Board of Directors. As Vice Chairman, Mr. Kaufman is retired from full time employment as President, while still being significantly involved in several areas of the Company's business affairs.

Claude S. Abernethy, Jr. previously served as a Director of the Company from 1976 until 1994 and is 70 years of age. He is Senior Vice President of Interstate/Johnson Lane (a securities brokerage firm), and a Director of Interstate/Johnson Lane, Inc., Ridgeview, Inc., and Air Transportation Holdings, Inc.

DIRECTORS CONTINUING IN OFFICE:

Class I Director Whose Term Expires  in 1998:

William D. Schubert has been a Director of the Company since 1990 and is 73 years of age. He is the Principal of Advanced Management Concepts (consultant to the apparel and textile industry) since 1989 and is a Director (since 1991) of Sunstates Corporation (formerly Acton Corporation). He was President and Chief Executive Officer of Alba-Waldensian, Inc. (1973-1988).

William M. Cousins, Jr. has been a Director of the Company since 1990 and is 73 years of age. He is President (since 1974) of William M. Cousins, Jr., Inc. (management consultants), a Director (since 1991) of Alba-Waldensian, Inc. (an apparel manufacturing company) and a director of BioSepra, Inc.

J. Aaron Prevost has been a Director of the Company since 1973 and is 86 years of age. He is a retired Senior Vice President of First Union National Bank of North Carolina, Waynesville, N.C.

A Final  Judgement of Permanent  Injunction was filed on July 23, 1996 in the U.
S. District Court for the Western District of North Carolina, under which Mr. Prevost and an associate voluntarily consented to permanently restrain and enjoin themselves from violating Section 10(b) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The Judgement was entered after the filing of a Complaint by the Securities and Exchange Commission alleging that in 1993 Mr. Prevost gave said associate certain non-public information about the Company that was used by the associate to purchase the Company's stock. The Judgement required Mr. Prevost to pay a disgorgement amount of $3,387 plus prejudgement interest and a like amount in civil penalty.

Class II Directors Whose Term Expires in 1999:

James T. Emerson has been a Director of the Company since January, 1996 and previously served as a Director from 1988 until 1993, and is 75 years of age. He was an industrial instrumentation engineer and consultant (retired 1983), and is an investor. He is the uncle of Fred K. Webb, Jr., also a Director.

Fred K. Webb, Jr. has been a Director of the Company since January, 1996. He is an Accounting Team Leader (since 1995) and Senior Staff Accountant (since 1989) for United Guaranty Corporation (an insurance holding company) and is 37 years of age. He is the nephew of James T. Emerson, also a Director.

David Lutz has been a director of the Company since January, 1996 and previously served as a Director from 1984 until 1992. He is President and Chief Operating Officer and Treasurer of the Company (since October 1996) and is 52 years of age. He served as Executive Vice President and Treasurer of the Company from May until October, 1996, as Secretary/Treasurer from 1986 until May 1996 and as Controller from 1974 until 1986.

It is intended that shares represented by the accompanying Proxy will be voted for election of the above nominees unless authority for such vote is withheld. In the event that any nominees should become unable to serve or for good cause will not serve, it is intended that such shares will be voted for substitute nominees designated by the present Board of Directors of the Company.


              APPROVAL OF 1997 STOCK OPTION PLAN FOR KEY EMPLOYEES

The Board of Directors of the Company has unanimously adopted upon the recommendation of its Compensation Committee, subject to approval of stockholders at this 1997 Annual Meeting, the 1997 Stock Option Plan for Key Employees (the "Plan") providing for the granting of stock options to key employees (including officers) of the Company and its present and future subsidiaries. Under North Carolina corporation law, your Board of Directors could issue such options without stockholder approval. However, the affirmative vote of a majority of the holders of the outstanding shares of common stock of the Company is necessary for approval of the Plan in order to qualify stock acquired under the Plan for certain favorable tax and securities law benefits to the holders of such stock. Your Board of Directors unanimously recommends that the Company's stockholders approve the Plan by at least such majority vote.

The Plan is intended to provide additional incentive to key employees of the Company by encouraging and enabling them to acquire a proprietary interest in the Company through investment of their own funds. Your management believes that this Plan will also be of significant assistance in retaining and attracting additional qualified management personnel in today's highly competitive labor market. For purposes of the Plan, a key employee is one serving the Company in an executive, administrative, or professional capacity as defined from time to time by law under the Fair Labor Standards Act and regulations promulgated thereunder.

A summary of the Plan is set forth below and a complete text of the Plan is set forth as Exhibit A to this Proxy Statement.

A maximum of 99,000 shares of common stock of the Company (to be adjusted by any future capitalization changes by virtue of the "anti-dilution" provisions of the
Plan) may be optioned under the Plan. Shares purchased by exercised options may be provided from either authorized but unissued shares or issued shares which have been reacquired by the Company. The price at which shares may be optioned cannot be less than 100% of the fair market value (as defined in the Plan) of such shares on the date the option is granted (110% in the case of an eligible employee owning more than 10% of the Company's outstanding stock, of which there are presently none). The purchase price of shares purchased must be paid in full in cash at the time of exercise of any option or, at the holder's election, surrender of the Company's stock then owned by said holder.

Options may be granted under the Plan at any time until June 30, 2002, on which date the Plan will terminate except as to options then outstanding. The term of each option shall be for not more than ten years from the granting thereof, reduced in certain events of termination of employment or death of the option holder. Options may be exercised in whole or in part. Options are not transferable except by Will or the laws of intestate succession.

The Plan is administered by the Compensation Committee of the Company's Board of Directors, which comprises all Directors of the Company not otherwise associated with the Company. Within the limitations of the Plan, the Committee determines in its discretion those employees who will be granted options, the time or times at which options shall be granted and the number of shares to be subject to each option. The composition of that Committee is as described on Page 11 of this Proxy Statement.

The Plan has been adopted with the intent of making grants thereunder qualify as "incentive stock options" under current federal income tax laws. The Company understands that employees receiving grants under the Plan would not realize federally taxable income upon such grant or upon any exercise of such grant nor is the Company entitled to any current income tax deduction as to such grant. Further, if stock is held for at least one year after exercise of the grant and more than two years after the date of the grant, any gain to such employee would be federally taxable as capital gain at a tax bracket dependent upon the holding period. If the employee is so taxable on such a disposition, the Company has no deduction for federal income tax purposes in connection with its granting of such options or issuance of stock upon exercise of options. If the employee does not hold and disposes of the granted stock for lesser periods of time, the employee would recognize ordinary income equal to the excess of the lesser of the sale price or fair market value on date of exercise over the exercise price of the option, with any additional gain taxable to the employee at capital gain rates. The Company under such circumstances would be entitled to a deduction equal to the amount taxable to the employee as ordinary income.

On July 2, 1997, the Company's Board of Directors approved the 1997 Stock Option Plan for Key Employees as to 99,000 shares of the Company's stock and, upon unanimous recommendation of its Compensation Committee, awarded 35,000 shares to Horace Auberry (Chairman of the Board of Directors and Chief Executive Officer of the Company), 20,000 shares to David Lutz (President and Chief Operating Officer and Treasurer of the Company) and 38,000 shares to nine other key employees of the Company and its subsidiaries. These awards, which are at a price of $12.00 per share, are contingent upon approval of the 1997 Key Employee Plan by the stockholders of the Company at the 1997 Annual Stockholders Meeting. If the Plan is approved, options for 6,000 shares will be available for any future grants which might be awarded by the Compensation Committee pursuant to the Plan. The closing price of the Company's common stock on October 1, 1997 as listed on the American Stock Exchange was $17.50.


          APPROVAL OF 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

The Board of Directors of the Company has unanimously adopted upon the recommendation of its Compensation committee, subject to approval of stockholders at this 1997 Annual Meeting, the 1997 Stock Option Plan for Non-Employee Directors (the "Plan") providing for the granting of stock options to non-employee Directors of the Company. Under North Carolina corporation law, your Board of Directors could issue such options without stockholder approval. However, the affirmative vote of a majority of the holders of the outstanding shares of common stock of the Company is necessary for approval of the Plan in order to qualify stock acquired under the Plan for certain favorable tax and securities law benefits to the holders of such stock. Your Board of Directors unanimously recommends that the Company's stockholders approve the Plan by at least such majority vote.

The Plan is intended to provide additional incentive to non-employee Directors of the Company by encouraging and enabling them to acquire a proprietary interest in the Company through investment of their own funds. Your management believes that this Plan will also be of significant assistance in retaining existing non-employee Directors and attracting additional qualified individuals to serve in that capacity as appropriate in the future. For purposes of the Plan, only Directors who are not employees of the Company are eligible to participate in this option program.

A summary of the Plan is set forth below and a complete text of the Plan is set forth as Exhibit B to this Proxy Statement.

A maximum of 16,000 shares of common stock of the Company (to be adjusted by any future capitalization changes by virtue of the "anti-dilution" provisions of the
Plan) may be optioned under the Plan. Shares purchased by exercised options may be provided from either authorized but unissued shares or issued shares which have been reacquired by the Company. The price at which shares may be optioned cannot be less than 100% of the fair market value (as defined in the Plan) of such shares on the date the option is granted. The purchase price of shares purchased must be paid in full in cash at the time of exercise of any option or, at the holder's election, surrender of the Company's stock then owned by said holder.

Options may be granted under the Plan at any time until June 30, 2002, on which date the Plan will terminate except as to options then outstanding. The term of each option shall be for not more than ten years from the granting thereof, reduced in the events of termination of service or death of the option holder. Options may be exercised in whole or in part. Options are not transferable except by Will or the laws of intestate succession.

The Plan is administered by the Compensation Committee of the Company's Board of Directors, which comprises all Directors of the Company not otherwise associated with the Company. Within the limitations of the Plan, the Committee determines in its discretion those Directors (present and future) who will be granted options, the time or times at which options shall be granted and the number of shares to be subject to each option. The composition of that Committee is as described on Page 11 of this Proxy Statement.

The Company understands that Section 1234 of the Internal Revenue Code is applicable to the income tax treatment of Directors with reference to options received under the Plan.

On July 2, 1997, the Company's Board of Directors approved the 1997 Stock Option Plan for Non- Employee Directors as to 16,000 shares of the Company's stock, and upon unanimous recommendation of its Compensation Committee, awarded 2,000 shares to each then-serving Director ( with the exception of Director and Chairman of the Compensation Committee Emerson, who declined to participate in the program). These awards, which are at a price of $12.00 per share, are contingent upon approval of the 1997 Non-Employee Director Plan by the stockholders of the Company at the 1997 Annual Stockholders Meeting.

By resolution adopted on October 6, 1997, and upon a unanimous recommendation by its Compensation Committee, the Board of Directors also awarded a stock option grant of 2,000 shares to Claude S. Abernethy, Jr., a nominee for election to the Board of Directors replacing Director Joseph Minio who did not stand for reelection. This award is at a price of $17.50 per share, and is contingent upon Mr. Abernethy's election as a Class III Director and approval of the Plan by stockholders at the 1997 Meeting. If the Plan is approved, options for 2,000 shares will be available for grants which might be awarded to future non-employee Directors. The closing price of the Company's common stock on October 1, 1997 as listed on the American Stock Exchange was $17.50.

                          BOARD AND COMMITTEE MEETINGS

During the Company's last full fiscal year, there was one regular (the 1996 Annual) and two special meetings of the Board of Directors. In addition, the Company has for a number of years followed the practice, permissible under North Carolina corporation law, of approving corporate resolutions by unanimous written consent without meeting. Two such resolutions were adopted by the Board of Directors during the Company's last full fiscal year.

The Company has a standing Audit Committee of the Board of Directors. All directors not otherwise associated with the Company as an officer, employee or consultant are designated as members of the Audit Committee. Accordingly, Directors Cousins, Emerson, Minio, Schubert, and Webb are presently the members of such Committee with Director Prevost serving as Chairman. If Mr. Abernethy is elected as a Class III director at the 1997 Annual Meeting, he will replace Mr. Minio as a member of this Committee. The Audit Committee held two meetings during the Company's last fiscal year, at which representatives of the Company's independent auditors, Deloitte & Touche LLP were present. The Audit Committee recommends to the Board the firm to be designated as the Company's auditors, reviews and approves the scope of the annual audit and is responsible for considering any differences of opinion or disputes between management and said auditors which may arise and which are called to the Committee's attention.

The Board has a standing Compensation Committee, consisting of the same members as the Audit
                                       -7-

Committee with Director Emerson serving as Chairman. The Compensation Committee met once during the Company's last fiscal year to review and approve the compensation of officers and related matters.

The Company has not established a standing Nominating Committee.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee has ever served as an officer or employee of the Company or had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K of the Securities and Exchange Commission. No executive officer of the Company has ever served as a director or member of the compensation committee of any other entity one of whose executive officers has ever been a member to the Company's Compensation Committee or Board of Directors.

                            COMPENSATION OF DIRECTORS

Directors' fees are $3,750 per year; $1,000 per meeting for each Board meeting attended in person; $1,000 per meeting for each committee meeting attended in person that is held apart from the day of a Board meeting; and $500 for each committee and Board phone meeting. Directors who are full-time employees of the Company do not receive any directors' fees. Travel expenses of directors incurred traveling to and from meetings are reimbursed by the Company.

                              INDEPENDENT AUDITORS

The firm of Deloitte & Touche LLP served as the Company's independent auditors for the fiscal year ended June 28, 1997. Deloitte & Touche LLP and its predecessor firm, Touche Ross & Co., have served in this capacity since the Company's 1979-80 fiscal year. The Board of Directors has not selected independent auditors for the fiscal year beginning June 29, 1997. The Board of Directors has a policy of selecting and engaging independent auditors a few months prior to the end of the Company's fiscal year. A representative of Deloitte & Touche LLP has been requested and is expected to be present at the stockholders meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                          STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Company's common stock to the Standard & Poor's 500 Stock Index and an index of peer companies that produce nonathletic footwear. The Standard & Poor's 500 Stock Index is a broad equity market index published by Standard & Poor's. The index of peer companies was constructed by the Company and includes the Company and R. G. Barry; Brown Group, Inc.; Genesco, Inc.; Daniel Green Co.; Justin Industries; McRae Industries; Penobscot Shoe; Rocky Shoes & Boots, Inc.; Stride Rite Corp.; Timberland Co.; Weyco Group, Inc; and Wolverine World Wide. In constructing the peer index, the return of each component company was weighted according to its respective stock market capitalization. The graph assumes the investment of $100 in the Company's common stock, the Standard and Poor's 500 Stock Index and the peer index at the end of the Company's 1992 fiscal year.



Total Stockholder Return (These are the numbers in the graph)
                          1992      1993       1994     1995      1996      1997
                          ----      ----       ----     ----      ----      ----

WELLCO .............      $100      $105      $129      $142      $197      $346
S & P 500 ..........       100       114       115       145       183       247
PEER GROUP .........       100       118       119        98       110       184


EXECUTIVE COMPENSATION

Compensation Summary

The following Summary Compensation Table shows certain information concerning the compensation of each of the Company's highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during the last fiscal year:

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION


                                                           LONG TERM
                                                   OTHER   COMPENSA-
                                                   ANNUAL TION-STOCK   ALL OTHER
NAME AND PRINCIPAL                                 COMPEN-    OPTION     COMPEN-
POSITION:                YEAR    SALARY    BONUS  SATION(1) GRANTS(2)  SATION(3)

Horace Auberry,
Chairman of the Board
and Chief Executive
Officer                  1997  $150,000  $20,847   $195,661                 $964
                         1996   104,104   35,658      5,833    22,500        964
                         1995   100,074   30,027      3,588                  964
David Lutz, President,
Chief Operating Officer
and Treasurer            1997   $94,825  $12,508     $3,605
                         1996    77,402   21,395               15,000
                         1995    74,386   18,018

(1) Of the 1997 amounts, $193,075 for Mr. Auberry represents the excess of market price at the date of stock option exercise over the exercise price. All other amounts represent reimbursement for income taxes.

(2) Number of the Company's shares of common stock underlying stock options granted in 1996. (3) Life insurance premiums paid by the Company for benefit of the named executive officer.


Stock Options

The following table shows, on an aggregated basis, for executive officers named in the Summary Compensation Table, each exercise of stock options during the 1997 fiscal year and the fiscal year-end value of unexercised options.


                    SHARES                   NUMBER OF                  VALUE OF
                  ACQUIRED                 UNEXERCISED               UNEXERCISED
                        ON        VALUE         OPTION              IN-THE-MONEY
NAME              EXERCISE  REALIZED (1)     SHARES (2)              OPTIONS (3)

Horace Auberry      22,500      $193,075
David Lutz                                      15,000                  $120,000

(1) Excess of market price at the date of stock option exercise over the exercise price. (2) All fully exercisable. (3) Excess of the total market value at June 27, 1997 of the shares over the total exercise price.

Employment  Contracts  and  Termination  of  Employment  and   Change-in-Control
Agreements

The Company does not have employment contracts with any executive officer. There are no compensation plans or arrangements that will result from the resignation, retirement or termination of any executive officer, or that will result from a change-in-control of the Company or a change in any executive officer's responsibilities following a change-in-control.

Long-Term Incentive Plans

The Company does not have any type of long-term incentive plans for any executive officer or other employee.

Pension Plan

The Company's executive officers and all other salaried employees participate in an Administrative Employee Pension Plan (the Plan). Benefits under the Plan are based on years of service and average annual earnings. The following table illustrates the amount of annual pension benefits based on the years of service and average annual compensation levels shown:

                               PENSION PLAN TABLE

                                YEARS OF SERVICE

AVERAGE
ANNUAL
COMPENSATION   15 YEARS      20 YEARS       25 YEARS     30 YEARS       35 YEARS

$125,000        $15,700       $20,900        $26,200      $31,400        $36,600
$150,000         19,100        25,400         31,800       38,100         44,500
$175,000         22,400        29,900         37,400       44,900         52,400
$200,000         25,800        34,400         43,000       51,600         60,300

The Plan provides benefits based on final average compensation, defined in the Plan as the average of the consecutive five highest of the last ten years compensation, and on years of service. Compensation under the Plan is essentially equivalent to the aggregate amounts reported as annual salary and bonus compensation in the Summary Compensation Table above. Total years of service are limited to 35 and benefits are computed on a straight life annuity basis. Mr. Auberry named in the Summary Compensation Table has more than the maximum 35 years of service. Mr. Lutz would have more than 35 years of service under the plan, assuming his employment to age 65.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee (the Committee) of the Board of Directors submits recommendations to the Board of Directors as to the type and amount of compensation for two executive officers of the Company (Mr. Auberry, Chairman, Board of Directors and Chief Executive Officer and Mr. Lutz, President and Chief Operating Officer and Treasurer). The Committee consists of all directors not otherwise associated with the Company and, in the 1997 fiscal year, consisted of six members.

The Committee usually meets once during a year to consider and make recommendations to the Board of Directors. In the 1997 fiscal year, the Board of Directors did not modify or reject any action or recommendation of the Compensation Committee.

The Committee does not use any compensation consultants in making its decisions and recommendations, and does not relate compensation of the above named executive officers to that of any other entity or industry grouping.

Each of the named executive officers receives an annual cash bonus which is based on a specified percentage of consolidated net income, as defined. Each executive officer's percentage has remained constant for the past several years. This results in a significant amount of each executive officer's total cash compensation being dependent on the Company's operations. No one of the above named executive officers has a guaranteed or minimum amount of bonus. Although not a frequent occurrence, the Committee from time to time may give discretionary additional bonuses for extraordinary achievement.

All officers of the Company participate in fringe benefit plans (group health insurance, group life insurance and long-term disability) to the same extent and under the same terms as all other salaried employees of the Company. Mr. Auberry and Mr. Lutz each receive perquisites whose value aggregates much less than 10% of their total annual salary and bonus.

        Submitted by the Compensation Committee of the Board of Directors

                           James T. Emerson Chairman
William M. Cousins, Jr.                                         J. Aaron Prevost
William D. Schubert              Joseph Minio                  Fred K. Webb, Jr.

                               SECURITY OWNERSHIP

The number of shares of common stock (the Company's only voting security) beneficially owned or held under option by (a) all executive officers, directors and nominees for director and (b) each person or entity owning more than 5% of the outstanding shares of common stock (including persons or entities who may be deemed a group for purposes of the federal securities laws), as known by management of the Company, based upon information furnished to the Company by or on behalf of such person or entity, as "beneficial ownership" is defined under Rule 13d-3 under the Securities Exchange Act of 1934, is set forth in the following table:

                               AMOUNT AND NATURE
                  OF BENEFICIAL OWNERSHIP ON SEPTEMBER 30, 1997


                                         SOLE
                                       VOTING      SHARED
                                          AND  VOTING AND        TOTAL   PERCENT
                                  DISPOSITIVE DISPOSITIVE   BENEFICIAL        OF
NAME                                    POWER    POWER (1)   OWNERSHIP CLASS (3)

Officers and Directors:
Horace Auberry* (2)                    51,050        1,500      52,550     4.46%
David Lutz (2)                         15,000        4,500      19,500     1.66%
Directors :
James T. Emerson                      564,636                  564,636    47.94%
Rolf Kaufman*                          48,720        6,600      55,320     4.70%
Claude S.  Abernethy, Jr.*                           7,000       7,000     0.59%
J. Aaron Prevost                        3,500                    3,500     0.30%
Fred K. Webb, Jr.                         200                      200     0.02%
Officers:
Sven E. Oberg                           2,800                    2,800     0.24%
Richard A. Wood, Jr.                    3,600                    3,600     0.31%
All Officers and Directors as a
Group (11)                                                                60.22%
Owners of More Than 5% of
the Company's Common
Shares:
Dimensional Fund Advisors  Inc.
1299 Ocean Ave., 11th Floor,
Santa Monica, CA (4)                                            59,400     5.04%

*        Nominee for election to the Board of Directors.
(1) Shares owned jointly with spouse and shares held by spouse and children over whom the listed person may have substantial influence by reason of the relationship are shown as shared voting and dispositive power.
(2) Employees of the Company participate in a September 6, 1990 plan approved by the Board of Directors under which any employee-stockholder has the option of redeeming shares beneficially owned as of said date and shares subsequently issued under stock options outstanding at that date. The redemption right occurs at the employee's death or other separation from employment other than for cause and the redemption price is the Company's net book value per share, as defined in said plan, at the time of termination ($5.95 at June 28, 1997). The total of shares owned by all officers subject to this plan are: Auberry, 15,450; Kaufman, 55,320; Lutz, 4,500. The 15,000 shares of Mr. Lutz represent shares he beneficially owns from an unexercised fully exercisable option to acquire these shares.
(3) Percent of total shares outstanding (1,160,646) and shares issuable under options exercisable within 60 days (17,100).
(4) According to information contained in a Schedule 13G dated February 7, 1997 and information provided to the Company by Dimensional Fund Advisors Inc. (Dimensional), a registered investment advisor, is deemed to have beneficial ownership of 59,400 shares of the Company's common stock as of June 30, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc. (Fund), a registered open-end investment company, or in series of the DFA Investment Trust Company
         (Trust), a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. DFA disclaims beneficial ownership of all such shares. Dimensional has sole voting power with respect to 42,300 shares. Certain officers of Dimensional also serve as officers of the Fund and the Trust and as such officers have sole voting power with respect to 12,300 shares owned by the Fund and 4,800 shares owned by the Trust. Dimensional has sole dispositive power over all 59,400 shares.


                  STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

Proposals of qualified stockholders intended to be presented at the Company's 1998 Annual Stockholders Meeting must be received by the Secretary at the address stated herein no later than June 27, 1998, in order to be considered for inclusion in the Company's Proxy Statement and Proxy for that meeting.


                                              By Order of the Board of Directors

                                                     RICHARD A. WOOD, JR.
                                                     Secretary

Waynesville, North Carolina
October 17, 1997









A copy of the Company's 1997 Form 10-K (Annual Report filed with the Securities and Exchange Commission) is available at no charge to any stockholder requesting it. Requests should be made in writing and addressed to the Secretary, Wellco Enterprises, P. O. Box 188, Waynesville, NC 28786.

                                    EXHIBIT A

                    1997 STOCK OPTION PLAN FOR KEY EMPLOYEES

                                       OF

                            WELLCO ENTERPRISES, INC.

This 1997 Stock Option Plan (hereinafter called the "Plan") for key employees of Wellco Enterprises, Inc. and its subsidiaries, both present and future (hereinafter called "Wellco"), is intended to provide additional incentive to key employees of Wellco and to encourage and enable such key employees to acquire a greater proprietary interest in Wellco.

1.       STOCK SUBJECT TO THE PLAN.

Options granted under this Plan shall be options to purchase common stock of Wellco. The maximum number of shares which may be optioned hereunder shall not exceed an aggregate of 99,000 shares of the One Dollar ($1.00) par common stock of Wellco (subject to future adjustments for any stock dividends or other changes in capitalization referred to in Paragraph 11 below). Such shares may be in whole or in part, as the Board of Directors of Wellco shall from time to time determine, authorized but unissued shares of common stock or issued shares which shall have been reacquired by Wellco. If any option granted under the Plan shall expire or terminate without being fully exercised, the shares which were subject to such option but as to which the option was not exercised may again be optioned under the Plan.

2.       ELIGIBILITY.

Options will be granted only to regularly employed and salaried key employees (including officers) of Wellco who, in the judgment of the Compensation Committee of Wellco's Board of Directors (hereinafter called the "Committee") provided for in Paragraph 10 below, perform services of special importance to the management, operation and development of the business of Wellco and/or its subsidiaries and sub-subsidiaries. For purposes of this Plan, a key employee is one serving Wellco in an executive, administrative or professional capacity as defined from time to time by law under the Fair Labor Standards Act and regulations promulgated thereunder. A Director of Wellco who is not also an employee of Wellco will not be eligible to receive an option.

3.       OPTION PRICE AND PAYMENT.

The purchase price of the shares of common stock covered by each option granted pursuant to the Plan shall equal not less than 100% of the fair market value of such shares of common stock on the date the option is granted, provided, however, that in the case of an option granted to any person then owning (personally or under applicable attribution rules under the Internal Revenue
Code) more than 10% of the voting power of all classes of Wellco's outstanding stock, the purchase price per share of the stock subject to such option shall be not less than 110% of the fair market value of said stock on the date of grant of such option. Such fair market value may be taken by the Committee as the closing market composite price on the American Stock Exchange or other securities market in which there is trading in Wellco common stock on the trading day preceding the date on which the option is granted, or if such stock is not traded on that date, on the next preceding date on which said stock was traded. The purchase price of the shares purchased shall be paid in full in cash at the time of exercise of the option or, at the election of the holder of the grant, by surrender of the Company's stock then owned by said holder. No holder of an option shall be deemed to be the holder of any shares subject to such option or shall have any of the rights of a stockholder with respect to the shares subject to such option unless and until certificates for such shares are issued to such holder upon the due exercise of the option.

4.       TERMS OF OPTIONS.

The term of each option shall be not more than ten years from the date of granting thereof and shall be exercisable at such time and in such installments during said ten-year period as may be specified in each particular option grant. Options granted under the Plan to individual employees may contain such additional particular provisions not inconsistent with the terms hereof as the Committee may deem appropriate. Except as provided in Paragraphs 6 and 7 below, no option may be exercised at any time unless the holder thereof is then an employee of Wellco or its subsidiaries. The granting of an option pursuant to the Plan shall take place only when a written option agreement shall have been duly executed and delivered by Wellco and the employee to whom such option is to be granted. Any recipient of stock shall be obligated to pay to and be deemed as authorizing Wellco to withhold the amount of any recipient's state or federal income tax obligation which might at any time be deemed to arise by virtue of the granting or issuance of shares under the Plan.

5.       NON-TRANSFERABILITY OF OPTIONS.

No option granted under this Plan shall be transferable otherwise than by Will or the laws of intestate succession, and an option may be exercised only by the employee during the employee's lifetime.

6.       TERMINATION OF EMPLOYMENT.

Notwithstanding the provisions of Paragraph 4 above, if the employment of an employee holding an option shall be terminated otherwise than by reason of death, he may (unless a shorter period is provided for in his option agreement) exercise the option at any time within three months after such termination (but in no event after ten years from the date such option was granted) to the extent of the number of shares that he was entitled to purchase under the option at the time of such termination. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of Wellco and/or its subsidiaries or sub- subsidiaries. The option agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing contained in the Plan or in any option granted pursuant to the Plan shall confer on any employee the right to continue in the employ of Wellco, its subsidiaries or sub-subsidiaries or interfere in any way with the right of any such entities to terminate his employment at any time.

7.       DEATH OF EMPLOYEE.

In the event of the death of an employee to whom an option has been granted while he is employed by Wellco and/or its subsidiaries or sub-subsidiaries or within three months after the termination of his employment, the option theretofore granted to him may be exercised by a legatee or legatees of the option under the employee's Will, or by the personal representative or distributees of such deceased employee, at any time within a period of one year after the death of such employee (but in no event after ten years from the date such option was granted) to the extent of the number of shares that an employee was entitled to purchase under his option at the date of his death.

8.       ISSUANCE AND TRANSFER OF SHARES.

No shares of Wellco's common stock shall be issued under the Plan or subsequently transferred unless and until all legal requirements applicable to such issuance have been complied with to the satisfaction of the Committee and Wellco's legal counsel. The Committee shall condition issuance of shares under the Plan on the recipient's written undertaking to comply with such restrictions on his subsequent disposition of said shares as the Committee and Wellco's legal counsel shall deem necessary or advisable as the result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions. Each grant shall expressly be conditioned upon the recipient's written undertaking that he is receiving said shares for his own account and not with a view toward a distribution thereof and will not sell the same except pursuant to an effective registration under the Securities Act of 1933, as amended, or pursuant to an applicable exemption from such registration and otherwise permissible under any other applicable laws, regulations or rules of any governmental agency, all as determined by Wellco's legal counsel.

9.       ADMINISTRATION.

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority and discretion to determine the individuals to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to Wellco's success, the anticipated number of years of effective service remaining and such other factors as the Committee may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority and discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on all such matters shall be final and binding on all persons.

10.      THE COMMITTEE.

The Plan shall be administered by the  Compensation  Committee of Wellco's Board
of Directors as in existence and constituted from time to time, said Compensation Committee being comprised of all Directors of the Company not otherwise associated with Wellco. If for some reason the Compensation Committee shall not exist, the Plan shall be administered by a Committee consisting of not less than 3 members of the Board of Directors of Wellco. No member of the Board of Directors who is at the time eligible to participate in the Plan shall be a member of the Committee. The Committee, including its Chairman, shall be appointed by the Board of Directors, which may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decisions or determinations reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee shall be liable for any determination made in good faith with respect to the Plan or any option granted under it.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

Notwithstanding any other provisions of the Plan, each option agreement shall contain such provisions as the Committee shall determine to be appropriate for adjustment of the number and class of shares subject to such option, the option prices and numbers of shares as to which the options shall be exercisable at any time in the event of changes in the outstanding common stock of Wellco by reason of stock dividends, split-ups, recapitalizations, combinations or exchanges of shares, mergers, consolidations, separations, reorganizations, liquidations and the like. In the event of any such change in the outstanding common stock of the Corporation, the class and aggregate number of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

12.      NON-FUNDING OF PLAN.

The Plan shall be unfunded. Neither Wellco nor any subsidiary or sub-subsidiary shall be required to establish any special or separate fund or make any other segregation of assets by virtue of the Plan or the issuance of grants or shares hereunder.

13.      AMENDMENT AND TERMINATION.

Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on and no option shall be granted thereunder after June 30, 2002. The Board of Directors of Wellco may at any time prior to that date terminate the Plan, or make such modifications of the Plan as it shall deem advisable, including any modification in the composition of the Committee; provided, however, that the Board of Directors may not, without the affirmative vote of the holders of a majority of the outstanding shares of common stock of Wellco, increase the maximum number of shares for which options may be granted under the Plan either in the aggregate or to any individual employee (except as provided in the foregoing Paragraph 11) or extend beyond June 30, 2002, the period during which options may be granted or beyond ten years after date of grant the period within which options may be exercised. No termination or amendment of the Plan may, without the consent of the employee to whom any option shall theretofore have been granted, adversely affect the rights of such employee under such option.

14.      EFFECTIVENESS OF THE PLAN.

Effectiveness of the Plan is contingent upon approval of the Plan at Wellco's 1997 Annual Stockholders Meeting by the affirmative vote in person or by proxy of the holders of a majority of the outstanding shares of the common stock of the Corporation entitled to vote at such meeting.

                                    EXHIBIT B

                1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                       OF

                            WELLCO ENTERPRISES, INC.

This 1997 Stock Option Plan (hereinafter called the "Plan") for Non-Employee Directors (both present and future) of Wellco Enterprises, Inc. (hereinafter called "Wellco"), is intended to provide additional incentive to non-employee Directors of Wellco and to encourage and enable such individuals to acquire a greater proprietary interest in Wellco.

1.       STOCK SUBJECT TO THE PLAN.

Options granted under this Plan shall be options to purchase common stock of Wellco. The maximum number of shares which may be optioned hereunder shall not exceed an aggregate of 16,000 shares of the One Dollar ($1.00) par common stock of Wellco (subject to future adjustments for any stock dividends or other changes in capitalization referred to in Paragraph 11 below). Such shares may be in whole or in part, as the Board of Directors of Wellco shall from time to time determine, authorized but unissued shares of common stock or issued shares which shall have been reacquired by Wellco. If any option granted under the Plan shall expire or terminate without being fully exercised, the shares which were subject to such option but as to which the option was not exercised may again be optioned under the Plan.

2.       ELIGIBILITY.

Options will be granted only to present or future Non-Employee Directors of Wellco.

3.       OPTION PRICE AND PAYMENT.

The purchase price of the shares of common stock covered by each option granted pursuant to the Plan shall equal not less than 100% of the fair market value of such shares of common stock on the date the option is granted. Such fair market value may be taken by the Committee as the closing market composite price on the American Stock Exchange or other securities market in which there is trading in Wellco common stock on the trading day preceding the date on which the option is granted, or if such stock is not traded on that date, on the next preceding date on which said stock was traded. The purchase price of the shares purchased shall be paid in full in cash at the time of exercise of the option or, at the election of the holder of the grant, by surrender of the Company's stock then owned by said holder. No holder of an option shall be deemed to be the holder of any shares subject to such option or shall have any of the rights of a stockholder with respect to the shares subject to such option unless and until certificates for such shares are issued to such holder upon the due exercise of the option.

4.       TERMS OF OPTIONS.

The term of each option shall be not more than ten years from the date of granting thereof and shall be exercisable at such time and in such installments during said ten-year period as may be specified in each particular option grant. Options granted under the Plan to individual Directors may contain such additional particular provisions not inconsistent with the terms hereof as the Committee may deem appropriate. Except as provided in Paragraphs 6 and 7 below, no option may be exercised at any time unless the holder thereof is then a Director of Wellco. The granting of an option pursuant to the Plan shall take place only when a written option agreement shall have been duly executed and delivered by the Corporation and the Director to whom such option is to be granted.
 Any recipient of stock shall be obligated to pay to and be deemed as authorizing Wellco to withhold from compensation otherwise due to such recipient from Wellco the amount of any recipient's state or federal income tax obligation which might at any time be deemed to arise by virtue of the granting or issuance of shares under the Plan.

5.       NON-TRANSFERABILITY OF OPTIONS.

No option granted under this Plan shall be transferable otherwise than by Will or the laws of intestate succession, and an option may be exercised only by the Director during the Director's lifetime.

6.       TERMINATION OF SERVICE.

Notwithstanding the provisions of Paragraph 4 above, if the service of a Director holding an option shall be terminated otherwise than by reason of death (and including by way of resignation, removal or non-re-election), he may (unless a shorter period is provided for in his option agreement) exercise the option at any time within three months after such termination (but in no event after ten years from the date such option was granted) to the extent of the number of shares that he was entitled to purchase under the option at the time of such termination.

7.       DEATH OF DIRECTOR.

In the event of the death of a Director to whom an option has been granted or within three months after the termination of his service as a Director, the option theretofore granted to him may be exercised by a legatee or legatees of the option under the Director's Will, or by the personal representative or distributees of such deceased Director, at any time within a period of one year after the death of such Director (but in no event after ten years from the date such option was granted) to the extent of the number of shares that a Director was entitled to purchase under his option at the date of his death.

8.       ISSUANCE AND TRANSFER OF SHARES.

No shares of Wellco's common stock shall be issued under the Plan or subsequently transferred unless and until all legal requirements applicable to such issuance have been complied with to the satisfaction of the Committee and Wellco's legal counsel. The Committee shall condition issuance of shares under the Plan on the recipient's written undertaking to comply with such restrictions on his subsequent disposition of said shares as the Committee and Wellco's legal counsel shall deem necessary or advisable as the result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions. Each grant shall expressly be conditioned upon the recipient's written undertaking that he is receiving said shares for his own account and not with a view toward a distribution thereof and will not sell the same except pursuant to an effective registration under the Securities Act of 1933, as amended, or pursuant to an applicable exemption from such registration and otherwise permissible under any other applicable laws, regulations or rules of any governmental agency, all as determined by Wellco's legal counsel.

9.       ADMINISTRATION.

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority and discretion to determine the non-employee Directors to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option. Subject to the express provisions of the Plan, the Committee shall also have the authority and discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on all such matters shall be final and binding on all persons.

10.      THE COMMITTEE.

The Plan shall be administered by the  Compensation  Committee of Wellco's Board
of Directors as in existence and constituted from time to time, said Compensation Committee being comprised of all Directors of the Company not otherwise associated with Wellco. If for some reason the Compensation Committee shall not exist, the Plan shall be administered by a Committee consisting of not less than 3 members of the Board of Directors of Wellco. The Committee, including its Chairman, shall be appointed by the Board of Directors, which may from time to time appoint members for the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decisions or determinations reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee shall be liable for any determination made in good faith with respect to the Plan or any option granted under it.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

Notwithstanding any other provisions of the Plan, each option agreement shall contain such provisions as the Committee shall determine to be appropriate for adjustment of the number and class of shares subject to such option, the option prices and numbers of shares as to which the options shall be exercisable at any time in the event of changes in the outstanding common stock of Wellco by reason of stock dividends, split-ups, recapitalizations, combinations or exchanges of shares, mergers, consolidations, separations, reorganizations, liquidations and the like. In the event of any such change in the outstanding common stock of the Corporation, the class and aggregate number of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

12.      NON-FUNDING OF PLAN.

The Plan shall be unfunded. Neither Wellco nor any subsidiary or sub-subsidiary shall be required to establish any special or separate fund or make any other segregation of assets by virtue of the Plan or the issuance of grants or shares hereunder.

13.      AMENDMENT AND TERMINATION.

Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on and no option shall be granted thereunder after June 30, 2002. The Board of Directors of Wellco may at any time prior to that date terminate the Plan, or make such modifications of the Plan as it shall deem advisable, including any modification in the composition of the Committee; provided, however, that the Board of Directors may not, without the affirmative vote of the holders of a majority of the outstanding shares of common stock of Wellco, increase the maximum number of shares for which options may be granted under the Plan either in the aggregate or to any individual Director (except as provided in the foregoing Paragraph 11) or extend beyond June 30, 2002, the period during which options may be granted or beyond ten years after date of grant the period within which options may be exercised. No termination or amendment of the Plan may, without the consent of the Director whom any option shall theretofore have been granted, adversely affect the rights of such Director under such option.

14.      EFFECTIVENESS OF THE PLAN.

Effectiveness of the Plan is contingent upon approval of the Plan at Wellco's 1997 Annual Stockholders Meeting by the affirmative vote in person or by proxy of the holders of a majority of the outstanding shares of the common stock of the Corporation entitled to vote at such meeting.

APPENDIX
FORM OF PROXY

                            WELLCO ENTERPRISES, INC.
                P. O. Box 188, Waynesville, North Carolina 28786
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL STOCKHOLDERS MEETING, TUESDAY, NOVEMBER 18, 1997

The undersigned hereby acknowledges receipt of Notice of Meeting and Proxy Statement each dated October 17, 1997, of the 1997 annual stockholders meeting of Wellco Enterprises, Inc., and hereby revokes all proxies heretofore given for said meeting and appoints J. Aaron Prevost, Fred K. Webb, Jr. and William M. Cousins, Jr., (and each of them with full power of substitution, or any one or more of them acting in the absence of the others) as attorneys and proxies of the undersigned to represent, vote and act for the undersigned as designated on the back of this proxy with respect to all shares of the stock of said Company which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held in the cafeteria of the Company's plant at 150 Westwood Circle, Waynesville, North Carolina, at 3:00 P.M., EST, on Tuesday, November 18, 1997 or at any adjournment thereof.

          (Continued, and to be marked, dated and signed on other side)



                    FOLD AND DETACH HERE.


ITEM 1: Your Board of Directors recommends a vote FOR the election of the following Directors:

Class III, term expiring in 2000: Claude S. Abernethy, Jr., Horace Auberry, Rolf
                                  Kaufman

__________ FOR ALL NOMINEES, except as marked to the right
__________ WITHHOLD AUTHORITY to vote for all nominees

To withhold authority to vote for any Director nominee(s), print the name(s) below:
-----------------------------------------------------------------------
ITEM 2: Your Board of Directors recommends a vote For approval of the 1997 Stock Option Plan for Key Employees; __________ FOR __________ AGAINST __________ ABSTAIN

--------------------------------------------------------------------------------

ITEM 3: Your Board of Directors recommends a vote FOR approval of the 1997 Stock Option Plan for Non-Employee Directors:__________ FOR __________ AGAINST ____________ ABSTAIN


IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ABOVE AS SET FORTH IN THE PROXY STATEMENT AND THE HOLDERS HEREOF WILL EXERCISE THEIR DISCRETION AS TO ALL OTHER ITEMS OF BUSINESS WHICH MAY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------


                               -------------------------------------------------

                               -------------------------------------------------
                               Signature of Stockholder(s)

                               Date_______________________________________, 1997
                               NOTE: SIGN NAME EXACTLY AS IT APPEARS HEREON AND DATE. Co-owners must all sign. Attorneys, executors, administrators, trustees, guardians, etc. should sign in official capacity and give title.



                    FOLD AND DETACH HERE. RETURN THIS PORTION










                            WELLCO ENTERPRISES, INC.
                P. O. Box 188, Waynesville, North Carolina 28786

The annual meeting will be held on November 18, 1997 at 3:00 P.M. in the cafeteria of the Company's plant at 150 Westwood Circle, Waynesville, North Carolina.

YOUR VOTE IS VERY IMPORTANT. PLEASE MARK, SIGN, AND DATE THE ABOVE, AND RETURN IT IN THE ENVELOPE PROVIDED.


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